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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):JUNE 15, 1998
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                           CHARTER ONE FINANCIAL, INC.
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             (Exact name of registrant as specified in its charter)




    DELAWARE                     0-16311                     34-1567092
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(State or other          (Commission File Number)          (IRS Employer
jurisdiction of                                            Identification
incorporation)                                                  No.)




1215 SUPERIOR AVENUE     CLEVELAND, OHIO                         44114
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(Address of principal executive offices)                       (Zip Code)


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        Registrant's telephone number, including area code (216) 566-5300
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                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5.     Other Events.
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         On June 15, 1998, Charter One Financial, Inc., a Delaware corporation
("Charter One"), Charter Michigan Bancorp, Inc., a Michigan corporation and a wholly owned subsidiary of Charter One ("Charter Michigan"), and ALBANK Financial Corporation, a Delaware corporation ("ALBANK"), entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which ALBANK will be merged with and into Charter Michigan, with Charter Michigan as the surviving corporation (the "Merger"). Under the Merger Agreement, each share of the common stock, par value $.01 per share, of ALBANK ("ALBANK Common Stock") outstanding immediately prior to the effective time of the Merger will be converted into the right to receive 2.16 shares of the common stock, par value $.01 per share, of Charter One ("Charter One Common Stock").

         Simultaneous with the Merger, ALBANK Commercial, a New York chartered commercial bank and a wholly owned subsidiary of ALBANK, and ALBANK, FSB, a wholly owned subsidiary of ALBANK, will be merged with and into Charter One Bank, F.S.B., a wholly owned subsidiary of Charter Michigan (the "Bank Mergers").

         The parties intend that the Merger and each of the Bank Mergers will be treated as "reorganizations" under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended, and that the Merger will be accounted for under the pooling-of-interests method of accounting.

         Consummation of the Merger is subject to various conditions, including:
(i) adoption of the Merger Agreement by the stockholders of ALBANK and approval by Charter One's stockholders of the issuance of Charter One Common Stock contemplated by the Merger Agreement; (ii) receipt of requisite regulatory approvals; (iii) receipt by each of ALBANK and Charter One of an opinion of counsel as to certain tax consequences of the Merger; (iv) receipt by Charter One of letters from its independent accountants stating their opinion that the Merger shall qualify for pooling-of-interests accounting treatment; and (v) satisfaction of certain other conditions.

         The preceding description of the Merger Agreement is qualified in its entirety by reference to the copy of the Merger Agreement included as Exhibit
2.1 hereto and incorporated by reference herein.



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         In connection with the Merger Agreement, ALBANK and Charter One entered into a Stock Option Agreement, dated June 15, 1998 (the "Stock Option
Agreement") pursuant to which ALBANK granted to Charter One an option (the "Option") to purchase, under certain circumstances, up to 1,305,819 shares of ALBANK Common Stock at a price, subject to certain adjustments, of $51.50 per share. The Stock Option Agreement provides that in no event may the number of shares for which the Option is exercisable exceed 9.99% of the issued and outstanding shares of ALBANK Common Stock. The Option was granted by ALBANK as an inducement to Charter One's willingness to enter into the Merger Agreement. Under certain circumstances, ALBANK may be required to repurchase the Option or shares acquired upon exercise of the Option.

         The preceding description of the Stock Option Agreement is qualified in its entirety by reference to the copy of the Stock Option Agreement included as
Exhibit 2.2 hereto and incorporated by reference herein.

         A copy of the joint press release issued by Charter One and ALBANK announcing the execution of the Merger Agreement is attached hereto as Exhibit
99.1 and incorporated by reference herein. Additional information regarding the Merger is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 7.      Financial Statements and Exhibits
             ---------------------------------

       (c)   Exhibits

       2.1 Agreement and Plan of Merger, dated as of June 15, 1998, by and between Charter One Financial, Inc., Charter
             Michigan Bancorp, Inc. and ALBANK Financial Corporation.

       2.2 Stock Option Agreement, dated as of June 15, 1998, by and between Charter One Financial, Inc., as grantee, and ALBANK Financial Corporation, as issuer.

       99.1  Joint Press Release of Charter One and ALBANK.

       99.2  Additional Information.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CHARTER ONE FINANCIAL, INC.



Date:  June 17, 1998                  By: /s/ Robert J. Vana
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                                          Robert J. Vana
                                          Chief Corporate Counsel and
                                           Secretary


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                          DESCRIPTION
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2.1                 Agreement and Plan of Merger, dated as of June 15,
                    1998, by and between Charter One Financial, Inc., Charter Michigan Bancorp, Inc. and ALBANK Financial Corporation.

2.2 Stock Option Agreement, dated as of June 15, 1998, by and between Charter One Financial, Inc., as grantee, and ALBANK Financial Corporation, as issuer.

99.1                Joint Press Release of Charter One and ALBANK.

99.2                Additional Information.



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